                                                                    EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS -
MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") and the historical consolidated balance sheet of Dean Witter, Discover & Co. ("Dean Witter") giving effect to the Merger as though it had been consummated on the date of such statement after giving effect to the pro forma adjustments described in the notes to the pro forma combined financial statements. The following unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Morgan Stanley and Dean Witter giving effect to the Merger, which is intended to be accounted for as a pooling of interests after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal period ended November 30, 1995 and the unaudited consolidated interim financial statements contained in Morgan Stanley's Quarterly Report on Form
10-Q for the period ended August 31, 1996, including the notes thereto, and the audited consolidated financial statements and other financial information contained in Dean Witter's Annual Report on Form 10-K for the year ended December 31, 1995 and the unaudited consolidated interim financial statements contained in Dean Witter's Quarterly Report on Form 10-Q for the period ended September 30, 1996, including the notes thereto, and in each case incorporated by reference herein. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results and financial position that might have been achieved had the Merger occurred as of the beginning of the earliest period presented nor are they necessarily indicative of operating results and financial position which may occur in the future.

                   MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION

                                                              Morgan Stanley        Dean Witter
                                                                Historical          Historical          Pro Forma       Pro Forma
(Dollars in Millions)                                        August 31, 1996    September 30, 1996    Adjustments (a)    Combined
                                                             ---------------    ------------------    ---------------    --------
Assets
Cash and cash equivalents                                       $   3,460           $  1,102                 --         $   4,562
Cash and securities deposited with clearing organizations
   or segregated under federal and other regulations                2,758              1,802                 --             4,560
Financial instruments owned:
   U.S. government and agency securities                           10,232                961                 --            11,193
   Other sovereign government obligations                          13,598                 --                 --            13,598
   Corporate and other debt                                        13,347                696                 --            14,043
   Corporate equities                                               9,352                 39                 --             9,391
   Derivative contracts                                             8,245                 --                 --             8,245
   Physical commodities                                               396                 --                 --               396
Securities purchased under agreements to resell                    61,673              3,524                 --            65,197
Securities borrowed                                                35,023              2,947                 --            37,970
Receivables:
   Consumer loans (net of allowances of $688)                          --             19,595                 --            19,595
   Customers, net                                                   5,087              2,739                 --             7,826
   Brokers, dealers and clearing organizations                      1,943                250                 --             2,193
   Fees, interest and other                                         1,709                733                 --             2,442
Other assets                                                        2,403              2,803                 --             5,206
                                                                ---------           --------          ---------         ---------
Total assets                                                    $ 169,226           $ 37,191                 --         $ 206,417
                                                                =========           ========          =========         =========

Liabilities and Stockholders' Equity
Commercial paper and other short-term borrowings                $  11,581           $  2,397                 --         $  13,978
Deposits                                                               --              6,598                 --             6,598
Financial instruments sold, not yet purchased:
   U.S. government and agency securities                           10,489              1,213                 --            11,702
   Other sovereign government obligations                           6,417                 --                 --             6,417
   Corporate and other debt                                           933                 75                 --             1,008
   Corporate equities                                               7,378                 15                 --             7,393
   Derivative contracts                                             6,733                 --                 --             6,733
   Physical commodities                                                76                 --                 --                76
Securities sold under agreements to repurchase                     76,992              3,426                 --            80,418
Securities loaned                                                   7,726              3,124                 --            10,850
Payables:
   Customers                                                       15,486              2,822                 --            18,308
   Brokers, dealers and clearing organizations                      1,429                 80                 --             1,509
   Interest and dividends                                           1,142                176                 --             1,318
   Other liabilities and accrued expenses                           2,584              3,464                 --             6,048
Long-term borrowings                                               13,864              8,823                 --            22,687
                                                                ---------           --------          ---------         ---------
                                                                  162,830             32,213                 --           195,043
                                                                ---------           --------          ---------         ---------
Capital Units                                                         865                 --                 --               865
                                                                ---------           --------          ---------         ---------
Commitments and contingencies

Stockholders' equity:
   Preferred stock                                                    878                 --                 --               878
   Common Stock(1)                                                    166                  3         $     (163)(b)             6
   Paid-in capital(1)                                                 690              2,707                163 (b)         3,560
   Retained earnings                                                4,473              2,780               (575)(b)         6,678
   Cumulative translation adjustments                                 (14)                --                 --               (14)
                                                                ---------           --------          ---------         ---------
        Subtotal                                                    6,193              5,490               (575)           11,108
                                                                ---------           --------          ---------         ---------

   Less:
        Stock compensation related deductions                          87                  5                 --                92
        Common stock held in treasury, at cost                        575                507               (575)(b)           507
                                                                ---------           --------          ---------         ---------
             Total stockholders' equity                             5,531              4,978                  0            10,509
                                                                ---------           --------          ---------         ---------

                                                                ---------           --------          ---------         ---------
Total liabilities and stockholders' equity                      $ 169,226           $ 37,191          $       0         $ 206,417
                                                                =========           ========          =========         =========

(1) Dean Witter historical amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                   MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                                    Morgan Stanley         Dean Witter
                                                      Historical           Historical
                                                     Nine Months          Nine Months
                                                        Ended                Ended               Pro Forma
(Dollars in Millions, Except Share Data)           August 31, 1996     September 30, 1996         Combined
                                                   ---------------     ------------------         --------
Revenues:
Investment banking                                  $      1,372          $        168          $      1,540
Principal transactions:
  Trading                                                  1,696                   340                 2,036
  Investments                                                 60                    --                    60
Commissions                                                  461                   869                 1,330
Merchant and cardmember fees                                  --                 1,046                 1,046
Servicing fees                                                --                   614                   614
Interest and dividends                                     6,023                 2,618                 8,641
Asset management and administration                          402                   851                 1,253
Other                                                          3                    79                    82
                                                    ------------          ------------          ------------
  Total revenues                                          10,017                 6,585                16,602
Interest expense                                           5,753                 1,161                 6,914
Provision for losses on credit receivables                    --                   809                   809
                                                    ------------          ------------          ------------
  Net revenues                                             4,264                 4,615                 8,879
                                                    ------------          ------------          ------------

Expenses excluding interest:
Compensation and benefits                                  2,100                 1,649                 3,749
Occupancy and equipment                                      172                   189                   361
Brokerage, clearing and exchange fees                        199                    33                   232
Information processing and communications                    194                   525                   719
Business development                                         116                   603                   719
Professional services                                        153                    75                   228
Other                                                        119                   359                   478
                                                    ------------          ------------          ------------
  Total expenses excluding interest                        3,053                 3,433                 6,486
                                                    ------------          ------------          ------------
Income before income taxes                                 1,211                 1,182                 2,393
Provision for income taxes                                   418                   458                   876
                                                    ------------          ------------          ------------
Net income                                          $        793          $        724          $      1,517
                                                    ============          ============          ============

Preferred stock dividend requirements               $         48                    --          $         48
                                                    ============          ============          ============
Earnings applicable to common shares(1)             $        745          $        724          $      1,469
                                                    ============          ============          ============
Average common and common equivalent
     shares outstanding(1) (2)                       155,305,534           343,413,644           599,667,775
                                                    ============          ============          ============
Primary earnings per share(2)                       $       4.79          $       2.11          $       2.45
                                                    ============          ============          ============
Fully diluted earnings per share(2)                 $       4.59          $       2.11          $       2.40
                                                    ============          ============          ============

(1)  Amounts shown are used to calculate primary earnings per share.
(2) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                   MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                                  Morgan Stanley        Dean Witter
                                                    Historical           Historical
                                                    Nine Months          Nine Months
                                                       Ended                Ended                 Pro Forma
(Dollars in Millions, Except Share Data)          August 31, 1995      September 30, 1995         Combined
                                                  ---------------      ------------------         --------
Revenues:
Investment banking                                  $        871          $        133          $      1,004
Principal transactions:
  Trading                                                    989                   368                 1,357
  Investments                                                 82                    --                    82
Commissions                                                  372                   749                 1,121
Merchant and cardmember fees                                  --                   792                   792
Servicing fees                                                --                   534                   534
Interest and dividends                                     5,501                 2,414                 7,915
Asset management and administration                          275                   748                 1,023
Other                                                          4                    69                    73
                                                    ------------          ------------          ------------
  Total revenues                                           8,094                 5,807                13,901
Interest expense                                           5,139                 1,112                 6,251
Provision for losses on credit receivables                    --                   451                   451
                                                    ------------          ------------          ------------
  Net revenues                                             2,955                 4,244                 7,199
                                                    ------------          ------------          ------------

Expenses excluding interest:
Compensation and benefits                                  1,416                 1,485                 2,901
Occupancy and equipment                                      164                   174                   338
Brokerage, clearing and exchange fees                        185                    32                   217
Information processing and communications                    182                   464                   646
Business development                                         107                   511                   618
Professional services                                        121                    61                   182
Other                                                        100                   414                   514
Relocation charge                                             59                    --                    59
                                                    ------------          ------------          ------------
  Total expenses excluding interest                        2,334                 3,141                 5,475
                                                    ------------          ------------          ------------
Income before income taxes                                   621                 1,103                 1,724
Provision for income taxes                                   199                   425                   624
                                                    ------------          ------------          ------------
Net income                                          $        422          $        678          $      1,100
                                                    ============          ============          ============

Preferred stock dividend requirements               $         49                    --          $         49
                                                    ============          ============          ============
Earnings applicable to common shares(1)             $        373          $        678          $      1,051
                                                    ============          ============          ============
Average common and common equivalent
     shares outstanding(1) (2) (3)                   155,249,074           350,347,300           606,508,272
                                                    ============          ============          ============
Primary earnings per share(2) (3)                   $       2.41          $       1.94          $       1.73
                                                    ============          ============          ============
Fully diluted earnings per share(2) (3)             $       2.29          $       1.92          $       1.69
                                                    ============          ============          ============

(1)  Amounts shown are used to calculate primary earnings per share.
(2) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.
(3) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                   MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                                   Morgan Stanley         Dean Witter
                                                    Historical            Historical
                                                   Twelve Months         Twelve Months
                                                       Ended                 Ended                Pro Forma
(Dollars in Millions, Except Share Data)          November 30, 1995    December 31, 1995          Combined
                                                  -----------------    -----------------          --------
Revenues:
Investment banking                                  $      1,374          $        182          $      1,556
Principal transactions:
  Trading                                                  1,206                   479                 1,685
  Investments                                                121                    --                   121
Commissions                                                  510                 1,023                 1,533
Merchant and cardmember fees                                  --                 1,135                 1,135
Servicing fees                                                --                   697                   697
Interest and dividends                                     7,211                 3,319                10,530
Asset management and administration                          370                 1,007                 1,377
Other                                                          5                    93                    98
                                                    ------------          ------------          ------------
  Total revenues                                          10,797                 7,935                18,732
Interest expense                                           6,675                 1,515                 8,190
Provision for losses on credit receivables                    --                   744                   744
                                                    ------------          ------------          ------------
  Net revenues                                             4,122                 5,676                 9,798
                                                    ------------          ------------          ------------

Expenses excluding interest:
Compensation and benefits                                  2,023                 1,982                 4,005
Occupancy and equipment                                      219                   235                   454
Brokerage, clearing and exchange fees                        247                    42                   289
Information processing and communications                    243                   646                   889
Business development                                         139                   735                   874
Professional services                                        161                    85                   246
Other                                                        135                   555                   690
Relocation charge                                             59                    --                    59
                                                    ------------          ------------          ------------
  Total expenses excluding interest                        3,226                 4,280                 7,506
                                                    ------------          ------------          ------------
Income before income taxes                                   896                 1,396                 2,292
Provision for income taxes                                   287                   540                   827
                                                    ------------          ------------          ------------
Net income                                          $        609          $        856          $      1,465
                                                    ============          ============          ============

Preferred stock dividend requirements               $         65                    --          $         65
                                                    ============          ============          ============
Earnings applicable to common shares(1)             $        544          $        856          $      1,400
                                                    ============          ============          ============
Average common and common equivalent
     shares outstanding(1) (2) (3)                   156,073,008           350,725,970           608,246,433
                                                    ============          ============          ============
Primary earnings per share(2) (3)                   $       3.49          $       2.44          $       2.30
                                                    ============          ============          ============
Fully diluted earnings per share(2) (3)             $       3.33          $       2.44          $       2.25
                                                    ============          ============          ============

(1)  Amounts shown are used to calculate primary earnings per share.
(2) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.
(3) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                   MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                                  Morgan Stanley           Dean Witter
                                                    Historical             Historical
                                                  Twelve Months          Twelve Months
                                                      Ended                  Ended                Pro Forma
(Dollars in Millions, Except Share Data)         November 30, 1994      December 31, 1994         Combined
                                                 -----------------      -----------------         --------
Revenues:
Investment banking                                  $        904          $        198          $      1,102
Principal transactions:
  Trading                                                  1,192                   422                 1,614
  Investments                                                154                    --                   154
Commissions                                                  449                   874                 1,323
Merchant and cardmember fees                                  --                   940                   940
Servicing fees                                                --                   586                   586
Interest and dividends                                     6,208                 2,507                 8,715
Asset management and administration                          344                   973                 1,317
Other                                                          4                   102                   106
                                                    ------------          ------------          ------------
  Total revenues                                           9,255                 6,602                15,857
Interest expense                                           5,649                 1,048                 6,697
Provision for losses on credit receivables                    --                   548                   548
                                                    ------------          ------------          ------------
  Net revenues                                             3,606                 5,006                 8,612
                                                    ------------          ------------          ------------

Expenses excluding interest:
Compensation and benefits                                  1,771                 1,764                 3,535
Occupancy and equipment                                      193                   228                   421
Brokerage, clearing and exchange fees                        231                    45                   276
Information processing and communications                    215                   552                   767
Business development                                         166                   607                   773
Professional services                                        159                    85                   244
Other                                                        124                   510                   634
                                                    ------------          ------------          ------------
  Total expenses excluding interest                        2,859                 3,791                 6,650
                                                    ------------          ------------          ------------
Income before income taxes                                   747                 1,215                 1,962
Provision for income taxes                                   231                   474                   705
                                                    ------------          ------------          ------------
Net income                                          $        516          $        741          $      1,257
                                                    ============          ============          ============

Preferred stock dividend requirements               $         65                    --          $         65
                                                    ============          ============          ============
Earnings applicable to common shares(1)             $        451          $        741          $      1,192
                                                    ============          ============          ============
Average common and common equivalent
     shares outstanding(1) (2) (3)                   157,578,446           346,717,026           606,721,462
                                                    ============          ============          ============
Primary earnings per share(2) (3)                   $       2.86          $       2.14          $       1.96
                                                    ============          ============          ============
Fully diluted earnings per share(2) (3)             $       2.75          $       2.14          $       1.93
                                                    ============          ============          ============

(1)  Amounts shown are used to calculate primary earnings per share.
(2) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.
(3) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                   MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                                   Morgan Stanley         Dean Witter
                                                     Historical           Historical
                                                   Twelve Months        Twelve Months
                                                       Ended                Ended                 Pro Forma
(Dollars in Millions, Except Share Data)         November 30, 1993     December 31, 1993          Combined
                                                 -----------------     -----------------          --------
Revenues:
Investment banking                                  $      1,247          $        395          $      1,642
Principal transactions:
  Trading                                                  1,373                   405                 1,778
  Investments                                                157                    --                   157
Commissions                                                  380                   904                 1,284
Merchant and cardmember fees                                  --                   771                   771
Servicing fees                                                --                   533                   533
Interest and dividends                                     5,427                 1,909                 7,336
Asset management and administration                          236                   838                 1,074
Other                                                         10                    67                    77
                                                    ------------          ------------          ------------
  Total revenues                                           8,830                 5,822                14,652
Interest expense                                           4,805                   815                 5,620
Provision for losses on credit receivables                    --                   458                   458
                                                    ------------          ------------          ------------
  Net revenues                                             4,025                 4,549                 8,574
                                                    ------------          ------------          ------------

Expenses excluding interest:
Compensation and benefits                                  1,983                 1,704                 3,687
Occupancy and equipment                                      167                   218                   385
Brokerage, clearing and exchange fees                        186                    44                   230
Information processing and communications                    168                   502                   670
Business development                                         122                   470                   592
Professional services                                        115                    74                   189
Other                                                        106                   540                   646
                                                    ------------          ------------          ------------
  Total expenses excluding interest                        2,847                 3,552                 6,399
                                                    ------------          ------------          ------------
Income before income taxes                                 1,178                   997                 2,175
Provision for income taxes                                   410                   393                   803
                                                    ------------          ------------          ------------
Net income                                          $        768          $        604          $      1,372
                                                    ============          ============          ============

Preferred stock dividend requirements               $         55                    --          $         55
                                                    ============          ============          ============
Earnings applicable to common shares(1)             $        713          $        604          $      1,317
                                                    ============          ============          ============
Average common and common equivalent
     shares outstanding(1) (2) (3)                   153,222,010           333,823,498           586,639,815
                                                    ============          ============          ============
Primary earnings per share(2) (3)                   $       4.65          $       1.81          $       2.24
                                                    ============          ============          ============
Fully diluted earnings per share(2) (3)             $       4.44          $       1.81          $       2.20
                                                    ============          ============          ============

(1)  Amounts shown are used to calculate primary earnings per share.
(2) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.
(3) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE (a):  BASIS OF PRESENTATION

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley at August 31, 1996 with the historical consolidated balance sheet of Dean Witter at September 30, 1996. The unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Morgan Stanley (recast to reflect a twelve month presentation) for the twelve months ended November 30, 1995, 1994 and 1993 and the nine months ended August 31, 1996 and August 31, 1995 with the historical consolidated statements of income of Dean Witter for the years ended December 31, 1995, 1994 and 1993 and the nine months ended September 30, 1996 and September 30, 1995. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.


The unaudited pro forma condensed combined financial statements exclude (i) the positive effects of potential increased revenues or operating synergies which may be achieved upon combining the resources of the companies (ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.

Transactions between Morgan Stanley and Dean Witter are not material in relation to the unaudited pro forma condensed combined financial statements and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. Morgan Stanley and Dean Witter are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. Subsequent to fiscal 1996 year-end, the Company announced that it had reached an agreement with Barclays PLC to acquire its institutional global custody business. In January 1997, Dean Witter acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. No pro forma effect has been given to these transactions as the effect is not material.

NOTE (b):  PRO FORMA ADJUSTMENTS

The pro forma adjustments to common stock, paid in capital, and retained earnings at August 30, 1996 reflect (i) an exchange of 152.4 million shares of common stock, par value $1.00 per share of Morgan Stanley for 251.5 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of Dean Witter and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of Dean Witter common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.



NOTE (c):  PRO FORMA EARNINGS PER SHARE

The pro forma combined primary and fully diluted earnings per common share for the respective periods presented is based on the combined weighted average number of common shares and share equivalents of Morgan Stanley and Dean Witter. The number of common shares and share equivalents of Morgan Stanley is based on an exchange ratio of 1.65 shares of Dean Witter common shares for each issued and outstanding share and share equivalent of Morgan Stanley.